Exhibit 10.1

EXECUTION VERSION

INDENTURE SUPPLEMENT

This INDENTURE SUPPLEMENT, dated June 16, 2016 (this “Supplement”), by and among Marriott Vacations Worldwide Owner Trust 2011-1, as issuer (the “Issuer”), Marriott Ownership Resorts, Inc. (“MORI”), as servicer (the “Servicer”), Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) and as back-up servicer (the “Back-Up Servicer”), Deutsche Bank AG, New York Branch, as administrative agent, and the Conduits, Alternate Purchasers, Funding Agents and Non-Conduit Committed Purchasers signatory hereto (collectively, the “Transaction Parties”).

RECITALS

WHEREAS, the Transaction Parties desire to amend the Third Amended and Restated Indenture and Servicing Agreement, dated as of September 1, 2014 (as amended, restated, modified and/or supplemented from time to time, the “Indenture”), by and among the Issuer, the Servicer, the Indenture, Trustee and the Back-Up Servicer, in the manner set forth herein.

WHEREAS, the Indenture may be amended by the parties thereto with the consent of the Majority Facility Investors;

WHEREAS, the undersigned Conduits, Alternate Purchasers, Funding Agents and Non-Conduit Committed Purchasers constitute 100% of the Conduits, Alternate Purchasers, Funding Agents and Non-Conduit Committed Purchasers; and

WHEREAS, terms used herein but not otherwise defined shall have the meanings set forth in the Third Amended and Restated Standard Definitions (as amended) attached as Annex A to the Indenture.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.01. Supplement to the Indenture

Section 12.01(e) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:

“(e) No Proceedings. There is no pending or threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of any nature against or affecting the Issuer, its officers or directors, or the property of the Issuer, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Indenture and Servicing Agreement or any of the other Facility Documents, (ii) seeking to prevent the sale and assignment of any Timeshare Loan or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that would, if decided adversely, materially and adversely affect (A) the performance by the Issuer of this Indenture and Servicing

Agreement or any of the other Facility Documents or the interests of the Noteholders, (B) the validity or enforceability of this Indenture and Servicing Agreement or any of the other Facility Documents, (C) any Timeshare Loan, or (D) the Intended Tax Characterization, or (iv) asserting a claim for payment of money adverse to the Issuer or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Indenture and Servicing Agreement or any of the other Facility Documents.”

Section 2.01. Representations and Warranties

MORI and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Supplement: (a) the representations and warranties set forth in each of the Transaction Documents by each of MORI and the Issuer are true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality) on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default, Servicer Event of Default, Event of Default or Amortization Event has occurred and is continuing, and (c) the execution, delivery and performance of this Supplement in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.

Section 2.02. References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Supplement, the parties agree that the provisions herein shall govern.

Section 2.03. Counterparts.

This Supplement may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.04. Governing Law.

THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

2

Section 2.05. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplement and shall in no way affect the validity or enforceability of the other provisions of this Supplement.

Section 2.06. Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 2.07. Successors and Assigns.

This Supplement shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 2.08 No Bankruptcy Petition.

(a) Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Related Commercial Paper or other indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against a Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other jurisdiction with authority over such Conduit. The provisions of this Section 2.08(a) shall survive the termination of this Agreement.

(b) Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes and Exchange Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(b) shall survive the termination of this Agreement.

[Signature pages follow]

3

IN WITNESS WHEREOF, the parties below have caused this Supplement to be duly executed by their respective duly authorized officers of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1, as Issuer

By:	Wilmington Trust, National Association, not individually, but solely in its capacity as Owner Trustee

	By:	/s/ Dorri Costello
	Name:	Dorri Costello
	Title:	Vice President

Address for notices:
c/o Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19801

Attention: Rachel L. Simpson
Telephone Number: (302) 636-6128
Facsimile Number: (302) 636-4140

MARRIOTT OWNERSHIP RESORTS, INC., as Servicer

By:	/s/ Joseph J. Bramuchi
Name:	Joseph J. Bramuchi
Title:	Vice President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and Back-Up Servicer

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

Address for notices:

Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust
Services/Asset-Backed Administration
Facsimile Number: (612) 667-3539
Telephone Number: (612) 667-8058

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Joseph McElroy
Name:	Joseph McElroy
Title:	Director

By:	/s/ Keith Allman
Name:	Keith Allman
Title:	Director

Address for notices:
60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile: (212) 797-5300

MOUNTCLIFF FUNDING LLC
as Conduit

By:	/s/ Josh Borg
Name:	Josh Borg
Title:	Authorized Signatory

Address for notices:
20 Gates Management LLC
30 Irving Place, 2nd Floor
New York, NY 10003

Attention: Vidrik Frankfather
Telephone: (212) 295-4146
Facsimile: (212) 295-3785
E-mail: mountcliff@20gates.com; and mountcliff.group@db.com

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Alternate Purchaser

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Authorized Signatory

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Authorized Signatory

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Conduit Lending
Telephone: (212) 538-1890
Facsimile: (212) 325-4599
Email: abcp.monitoring@credit-suisse.com

CREDIT SUISSE AG, NEW YORK BRANCH
as Funding Agent

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Vice President

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Vice President

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Conduit Lending
Telephone: (212) 538-1890
Facsimile: (212) 325-4599
Email: abcp.monitoring@credit-suisse.com

SUNTRUST BANK
as Non-Conduit Committed Purchaser

By:	/s/ David Hufnagel
Name:	David Hufnagel
Title:	Vice President

Address for notices:
3333 Peachtree Street NE
10th Floor East
Atlanta, Georgia 30326

Attention: Kayla Williams and David Morley
Telephone: (404) 926-5475
Facsimile: (404) 495-2171
Email: strh.afg@suntrust.com

DEUTSCHE BANK AG, NEW YORK BRANCH
as Non-Conduit Committed Purchaser

By:	/s/ Joseph McElroy
Name:	Joseph McElroy
Title:	Director

By:	/s/ Keith Allman
Name:	Keith Allman
Title:	Director

Address for notices:
60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile: (212) 797-5300

BANK OF AMERICA, N.A.
as Non-Conduit Committed Purchaser

By:	/s/ Elizabeth C. Picoli
Name:	Elizabeth C. Picoli
Title:	Vice President

Address for notices:
Bank of America, National Association
214 North Tryon Street, 15th Floor
NC1-027-15-01
Charlotte, North Carolina 28255
Attention: Securitization Finance Group c/o Robert Wood / Christen Picoli
Telephone: 980-388-5938 / 980-388-8138
Email: robert.wood@baml.com elizabeth.c.picoli@baml.com

WELLS FARGO CAPITAL FINANCE, LLC
as Non-Conduit Committed Purchaser

By:	/s/ Ajay Jagsi
Name:	Ajay Jagsi
Title:	Vice President

Address for notices:
14241 Dallas Parkway, Suite 1300
Dallas, Texas 75254

Attention: Ajay Jagsi
Telephone: (972) 361-7220
Facsimile: (866) 719-9124